Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2015	Sep. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
2016	$ 90,488
2017	76,742
2018	46,958
2019	22,863
2020	10,707
Thereafter	4,759
Total	$ 252,517	$ 181,227